UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported)      May 18, 2007
                                                       -------------------------

                             ESCALADE, INCORPORATED
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             (Exact Name of Registrant as Specified in Its Charter)


                                     Indiana
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                 (State or Other Jurisdiction of Incorporation)


             0-6966                                    13-2739290
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    (Commission File Number)                (IRS Employer Identification No.)


     817 Maxwell Avenue, Evansville, Indiana              47711
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     (Address of Principal Executive Offices)           (Zip Code)


                                 (812) 467-4449
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01   Entry into a Material Definitive Agreement

On May 18, 2007, the Company executed an amendment to the revolving term agreement extending the maturity date of the credit facility to May 31, 2012 and revising the current available borrowing limit to $30 million with annual reductions of $5 million beginning May 31, 2008. All other terms and conditions of the agreement were unchanged. As of May 18, 2007 the outstanding balance on this line was $23.7 million.


Item 9.01   Financial Statements and Exhibits

            (c)   Exhibits

                  Exhibit     Description
                  -------     -----------

                  10.1 Eighth Amendment to Amended and Restated Credit Agreement effective October 24, 2001 by and between Escalade, Incorporated and JPMorgan Chase Bank, NA. The effective date of the Amendment was May 17, 2007.

                  10.2 Promissory note between Escalade, Incorporated and JPMorgan Chase Bank, NA dated May 17, 2007.

                  10.3 Promissory note between Escalade, Incorporated and JPMorgan Chase Bank, NA dated May 17, 2007.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Escalade, Incorporated has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 21, 2007                    ESCALADE, INCORPORATED

                                       By: /s/ TERRY D. FRANDSEN
                                           -------------------------------------
                                           Terry D. Frandsen,
                                           Interim Chief Executive Officer,
                                           Vice President and
                                           Chief Financial Officer


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